Exhibit 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Coronado Biosciences, Inc. on Form 10-Q for the quarterly period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the company.

August 8, 2012

By:	/s/ Bobby W. Sandage, Jr.
Bobby W. Sandage, Jr., Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Lucy Lu
Lucy Lu, M.D.
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)